UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 1, 2013

DIGIRAD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-50789	33-0145723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13950 Stowe Drive
Poway, California 92064
(Address of principal executive offices, including zip code)
(858) 726-1600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.
On July 1, 2013, in connection with the previously disclosed planned transition from the previously announced restructuring plan of Digirad Corporation, or the Company, Todd P. Clyde, the Company's current Chief Executive Officer, completed his transition period and will step down as the Company's Chief Executive Officer. Matthew G. Molchan, the Company's current President, will assume the Chief Executive Officer role left vacant by Mr. Clyde's departure.
On July 1, 2013, the Company entered into a consulting agreement with Mr. Clyde that provides that Mr. Clyde will assist the Company in completing certain board deliverables where Mr. Clyde can be compensated up to $100,000 for the period from July 1, 2013 through December 31, 2013.
Mr. Molchan's base salary was increased to $300,000 per year from $275,000 per year, and his cash bonus target percentage under the Company's 2013 executive incentive bonus plan was increased from 60% of his base salary to 80% of his base salary. A summary description of Mr. Molchan's employment agreement is set forth in the Company's Current Report on Form 8-K, as filed with the commission on March 5, 2013, or the March 2013 8-K, and it does not purport to be complete and it is qualified in its entirety by reference to the full text of the employment agreement, dated as of May 1, 2007, as amended on August 7, 2010, that is attached as Exhibit 10.1 to the March 2013 8-K. A summary description of the Company's 2013 executive incentive bonus plan is set forth in the Company's Current Report on Form 8-K, as filed with the commission on June 5, 2013.
The board of directors of the Company also appointed Mr. Molchan, 46, to fill a vacancy on the board of directors. Mr. Molchan has served as the Company's President since February 2013. Prior to that, Mr. Molchan previously served as the President of the DIS division of the Company and first came to the Company when it acquired Ultrascan in May 2007. Prior to that, Mr. Molchan was the chief financial officer of Ultrascan and previously held various executive positions at Somera Inc. and Equifax.
Item 9.01.  Financial Statements and Exhibits
 (a) Financial statements:
None
(b) Pro forma financial information:
None
(c) Shell company transactions:
None
(d)  Exhibits.
10.1 Consulting Agreement, dated as of July 1, 2013, by and between the Company and Todd P.
Clyde.

99.1 Press release, dated July 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGIRAD CORPORATION

By:	/s/ Jeffry R. Keyes
Jeffry R. Keyes Chief Financial Officer

Date:    July 1, 2013

EXHIBIT INDEX

Exhibit No.	Description
10.1	Consulting Agreement, dated as of July 1, 2013, by and between the Company and Todd P. Clyde.

99.1	Press release, dated July 1, 2013.